UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7. REGULATION FD.

Item 7.01. Regulation FD Disclosure.

On February 10, 2021, Forward Air Corporation ("Forward Air") issued a press release in response to the open letter to shareholders and press release issued by Ancora Catalyst Institutional, LP and the other members of its shareholder group on February 10, 2021. A copy of this press release is furnished herewith as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

No.	Exhibit
99.1	Press Release, dated February 10, 2021.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “expects” or similar expressions are intended to identify these forward-looking statements. These statements, which include, but are not limited to, statements regarding the value expected to be created by Forward Air’s strategic growth plan and being on the right path to deliver sustainable growth for shareholders, Forward Air’s long-term value creation potential and its drivers, Forward Air’s response to the COVID-19 pandemic and the expectation that volumes will continue to rebound and Forward Air’s execution of its strategy to drive operational, profitability and service offering improvements are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements, including the risks described in the “Risk Factors” section of our annual and quarterly reports filed with the Securities and Exchange Commission. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission.

Further, any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Forward Air does not undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders, Forward Air will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of BLUE proxy card. Details concerning the nominees of Forward Air’s Board of Directors for election at Forward Air’s 2021 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING FORWARD AIR’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT FORWARD AIR. Shareholders may obtain free copies of the proxy statement and other relevant documents that Forward Air files with the SEC on Forward Air’s website at https://ir.forwardaircorp.com or from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Forward Air, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Forward Air is contained in its proxy statement for the 2020 Annual Meeting of Shareholders which was filed with the SEC on March 31, 2020. To the extent holdings of Forward Air’s securities by directors or executive officers have changed since the amounts set forth in Forward Air’s 2020 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Forward Air’s proxy statement and other relevant documents filed with the SEC in connection with Forward Air’s 2021 Annual Meeting of Shareholders.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: February 10, 2021	By:	/s/ Michael J. Morris
Michael J. Morris Chief Financial Officer and Treasurer